                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
  Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a - 11(c) or (S) 240.14a - 12

                      COMMONWEALTH BIOTECHNOLOGIES, INC.
                      ----------------------------------
               (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

          _______________________________________________________________
     (2)  Aggregate number of securities to which transaction applies:

          _______________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          _______________________________________________________________
     (4)  Proposed maximum aggregate value of transaction:

          _______________________________________________________________
     (5)  Total fee paid:

          _______________________________________________________________

[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:

          _______________________________________________________________
     (2)  Form, Schedule or Registration Statement No.:

          _______________________________________________________________
     (3)  Filing Party:

          _______________________________________________________________
     (4)  Date Filed:

          _______________________________________________________________

                                     [LOGO]

                       Commonwealth Biotechnologies, Inc.
                               601 Biotech Drive
                            Richmond, Virginia 23235



To Our Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders, which is to be held on April 27, 2000, at 11:00 a.m. at 601 Biotech Drive, Richmond, Virginia, 23235. The following pages contain the formal notice of the Annual Meeting and our Proxy Statement, which describe the specific business to be considered and voted upon at the Annual Meeting.

     It is important that your shares be represented at the meeting. Whether or not you expect to attend in person, we would greatly appreciate your efforts to return the enclosed Proxy as soon as possible. If you decide to attend the Annual Meeting, you may withdraw your Proxy should you wish to vote in person.

     We look forward to seeing you at the Annual Meeting.


                                             Sincerely yours,



                                             RICHARD J. FREER, PH.D.,
                                             Chairman of the Board of Directors

                       COMMONWEALTH BIOTECHNOLOGIES, INC.
                               601 Biotech Drive
                            Richmond, Virginia 23235


                    Notice of Annual Meeting of Shareholders
                                   To Be Held
                                 April 27, 2000


     Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Commonwealth Biotechnologies, Inc. (the "Company") will be held on April 27, 2000, at 11:00 a.m. at 601 Biotech Drive, Richmond, Virginia, for the following purposes:

     (1)  To elect two nominees as Class III Directors of the Company;

     (2)  To elect one nominee as a Class I Director of the Company;

     (3) To ratify the appointment of McGladrey & Pullen, LLP as independent public accountants to audit the financial statements of the Company for the year ended December 31, 2000; and

     (4) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on March 15, 2000 will be entitled to vote at the Annual Meeting.

     The enclosed Proxy Statement contains more information pertaining to matters to be voted on at the Annual Meeting. Please read the Proxy Statement carefully.

     Whether or not you plan to attend the Annual Meeting in person, to assure the presence of a quorum, please complete, date, sign and return the accompanying proxy in the enclosed, postage-paid envelope. If you attend the meeting and wish to vote your shares personally, you may do so at any time before the proxy is exercised.

                                             By Order of the Board of Directors,



                                             THOMAS R. REYNOLDS,
                                             Secretary

Richmond, Virginia
March 30, 2000

                       COMMONWEALTH BIOTECHNOLOGIES, INC.
                               601 Biotech Drive
                            Richmond, Virginia 23235



                                PROXY STATEMENT
                                    FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 27, 2000


     This Proxy Statement is furnished to the holders of common stock, no par value per share ("Common Stock"), of Commonwealth Biotechnologies, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") to be voted at the annual meeting of shareholders of the Company (the "Annual Meeting") to be held on April 27, 2000, at 11:00 a.m. at 601 Biotech Drive, Richmond, Virginia, and at any adjournments or postponements thereof. This Proxy Statement and the accompanying proxy are first being mailed on or about March 30, 2000.

     Only the holders of Common Stock of record at the close of business on March 15, 2000 (the "Record Date") will be entitled to vote at the Annual Meeting. On such date, 1,726,964 shares of Common Stock were outstanding. Each shareholder is entitled to one vote per share held of record on the Record Date. The Common Stock is the Company's only outstanding voting stock.

     A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, is required to constitute a quorum. If a quorum is not present at the time of the Annual Meeting, or if for any reason the Company believes that additional time should be allowed for the solicitation of proxies, the Company may adjourn or postpone the Annual Meeting with or without a vote of the shareholders. If the Company proposes adjournment, the person named on the enclosed proxy card will vote such shares for which they have voting authority in favor of adjournment.

     All shares of Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated thereon. If no specification is made, the proxies will be voted in favor of the matters listed on the proxy card and for the recommendation of the Board of Directors on any other proposal that may properly come before the meeting. Directors must be elected by a plurality of votes cast (in person or by proxy) by the holders of Common Stock entitled to vote at the Annual Meeting if a quorum is present. All other matters shall be determined based upon the vote of the majority of votes cast (in person or by proxy) by the holders of Common Stock entitled to vote at the Annual Meeting if a quorum is present. Abstentions and broker non-votes will be counted for purposes of constituting a quorum, but will not have the effect of voting in opposition to a director or of a vote against the other proposals.

     The Company will pay all expenses of the Annual Meeting, including the cost of soliciting proxies. The Company may reimburse persons holding shares in their names for others, or holding shares for others who have the right to give voting instructions, such as brokers, banks, fiduciaries and nominees, for such persons' reasonable expenses in forwarding the proxy materials to their principals. Certain directors, officers and other employees of the Company, not specially employed for this purpose, may solicit proxies, without additional remuneration therefor, by personal interview, mail, telephone, facsimile or other electronic means.

     Any shareholder giving a proxy may revoke it by delivering a written notice of such revocation to Thomas R. Reynolds, the Secretary of the Company, at 601 Biotech Drive, Richmond, Virginia 23235 prior to the Annual Meeting, by submitting to the Company a more recently dated proxy or by attending the Annual Meeting and voting at any time before it is exercised.


                       PROPOSAL 1: ELECTION OF DIRECTORS

     The Company's Articles of Incorporation, as amended to date, provide that the Board of Directors shall be divided into three classes of as nearly equal size as possible. The Board of Directors has nominated the two individuals named below under the caption "Class III Nominees" for election as directors to serve until the annual meeting of shareholders in 2003 or until their successors have been elected and qualified. All of the Class III Nominees are currently serving on the Board of Directors of the Company with terms expiring at this Annual Meeting. In May 1999, the Company's Board of Directors also nominated the individual named below under "Class I Nominee" for election as a director to serve until the annual meeting of shareholders in 2001 or until his successor has been elected and qualified.

     The Company's Bylaws, as amended to date, provide that the Board of Directors shall consist of not less than five nor more than nine directors as established by the Board of Directors. The size of the Board of Directors currently consists of five directors.

Required Vote

     Directors must be elected by a plurality of votes cast (in person or by proxy) by the holders of Common Stock entitled to vote at the Annual Meeting if a quorum is present.


Class III Nominees:

RICHARD J. FREER, PH.D. - Chairman of the Board, Director and Founder
Age -- 57
Director since 1992

     Since founding the Company in 1992, Dr. Freer has served as the Chairman of the Board and a Director of the Company. From 1975 until 1997, Dr. Freer was employed in the Department of Pharmacology and Toxicology at Virginia Commonwealth University ("VCU"), first as an Associate Professor, and then a full Professor. In addition, from 1988 through

1995, Dr. Freer was first Director and then Chair of the Biomedical Engineering Program. From 1996 through 1997, Dr. Freer served as Professor in VCU's Department of Biochemistry and Molecular Biophysics. Dr. Freer received a bachelor's degree in Biology from Marist College and a doctorate degree in Pharmacology from Columbia University.

GEORGE F. ALLEN - Director
Age -- 48
Director since 1998

     The Board of Directors appointed Mr. Allen to the Board of Directors in September 1998. Mr. Allen is a Partner in the law firm of McGuire, Woods, Battle and Booth, L.L.P., in Richmond, Virginia. From 1994 until 1998, Mr. Allen served as the 67th Governor of the Commonwealth of Virginia. He served as a member of the U.S. House of Representatives in 1991, and served as a member of the Virginia House of Delegates from 1983 until 1991. Mr. Allen also serves as a director of Xybernaut Corporation, a firm specializing in the development of mobile computer systems and related software.

Class I Nominee:

Raymond Harold Cypess - Director
Age -- 59
Director since 1999

     The Board of Directors appointed Dr. Cypess to the Board of Directors in May 1999. Dr. Cypess is the President and Chief Executive Officer of American Type Culture Collection, a leading non-profit respository for microbiologicals. Dr. Cypess received a bachelor's degree in Biology from Brooklyn College, a bachelor's degree in Agriculture from the University of Illinois, Urbanna, a doctorate degree in Veterinary Medicine from the University of Illinois, Urbanna and a doctorate degree in Parasitology from the University of North Carolina, Chapel Hill.


Continuing Directors

     The persons named below will continue to serve as directors until the annual meeting of stockholders in the year indicated and until their successors are elected and take office. Shareholders are NOT voting on the election of the two Class I directors and the one Class III Director noted below.

Class I Directors Serving Until the 2001 Annual Meeting:

THOMAS R. REYNOLDS - Senior Vice President, Secretary, Director and Founder Age -- 37
Director since 1992

     Mr. Reynolds currently serves the Company as a Senior Vice President and a Director. He assumed the role of the Company's Secretary in 1998. From the founding of the Company in 1992 until 1997, Mr. Reynolds served as a Vice President of the Company. From 1987 until 1997, Mr. Reynolds served as the Manager of the Nucleic Acids Core Laboratory at The Massey Cancer Center at VCU. Mr. Reynolds received a bachelor's degree in Biology from the Pennsylvania State University.

Class II Directors Serving Until the 2002 Annual Meeting:

ROBERT B. HARRIS, PH.D. - President, Director and Founder
Age  -- 47
Director since 1992

     Since founding the Company in 1992, Dr. Harris has served as the President and a Director of the Company. Until 1997, Dr. Harris was employed in the Department of Biochemistry and Molecular Biophysics at VCU, first as an Assistant, then Associate and finally a full Professor. Dr. Harris received a joint bachelor's degree in Chemistry and Biology from the University of Rochester, and a master's degree and a doctorate degree in Biochemistry/Biophysical Chemistry from New York University.

Information Regarding the Board Of Directors

     The Board of Directors held four meetings during 1999, including regular and special meetings. Each director attended at least 75% of the meetings of the Board of Directors and the committees thereof on which the director serves.

   The Committees of the Board of Directors consist of an Audit Committee, a Compensation Committee and a Nominating Committee. The Audit Committee and the Compensation Committee are comprised of Dr. Cypess and Mr. Allen. The Nominating Committee is comprised of Dr. Harris, Mr. Reynolds and Dr. Cypess. During 1999, each of the Audit Committee, Compensation Committee and Nominating Committee met once. The Audit Committee recommends the annual appointment of auditors, with whom the Audit Committee reviews the scope of audit and non-audit assignments and related fees, accounting principles used by the Company in financial reporting, internal auditing procedures and the adequacy of the internal control procedures of the Company. The Compensation Committee administers the Company's 1997 Stock Incentive Plan (the "Incentive Plan") and makes recommendations to the Board of Directors regarding compensation and benefits for the executive officers. The Compensation Committee also has oversight responsibilities for all broad-based compensation and benefit programs, including the Incentive Plan. The Nominating Committee recommends to the Board of Directors candidates for election as director of the Company and makes recommendations to the Board of Directors regarding director compensation.

Compensation of Directors

     All directors receive a fee of $2,500 for each regularly scheduled quarterly Board meeting attended (the "Director's Fee"). The Director's Fee is adjusted upwards or downwards on an annual basis in an amount equal to the percentage change in the market price of the Company's Common Stock as compared to the market price of the Common Stock for the previous fiscal year. In addition to the Director's Fee, all directors receive reimbursement for travel and other related expenses incurred in attending Board meetings and committee meetings.

     In voting by proxy for the election of the two nominees as Class III Directors and the one nominee as a Class I Director to serve until the annual meeting of shareholders at which such directors' class will stand for reelection, shareholders may vote in favor of all nominees, withhold their votes as to all nominees, or withhold their votes as to a specific nominee. If no instructions are indicated, such proxies will be voted FOR the election of all nominees as directors.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
 VOTE FOR THE ELECTION OF ALL OF THE PROPOSED CLASS I AND CLASS III NOMINEES TO
      ---
                            THE BOARD OF DIRECTORS.



                       PROPOSAL 2: SELECTION OF AUDITORS

     Upon the recommendation of the Audit Committee, the Board of Directors of the Company has appointed, subject to the approval of the shareholders, the firm McGladrey & Pullen, LLP as independent public accountants to audit the Company's financial statements for the fiscal year ended December 31, 2000. If the appointment of McGladrey & Pullen, LLP is not approved by the shareholders, the matter will be referred to the Audit Committee for further review.

     Goodman & Company, L.L.P. ("Goodman") served as the Company's independent public accountants for the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997. For various business reasons, the Audit Committee recommended the dismissal of Goodman to the Company's Board of Directors, and on February 23, 1998, the Board officially terminated its business relationship with Goodman. Goodman's reports on the Company's financial statements for each of the last two fiscal years did not contain an adverse opinion or disclaimer of opinion. Similarly, Goodman did not modify either such report as to uncertainty, audit scope or accounting principles. There were no disagreements between the Company and Goodman regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The Company appointed McGladrey & Pullen, LLP to serve as the Company's independent public accountants on February 23, 1998.

     It is anticipated that representatives of McGladrey & Pullen, LLP will attend the Annual Meeting and will have an opportunity to make a statement, if they determine to do so, and will be available to respond to appropriate questions at that time.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE SELECTION OF MCGLADREY & PULLEN, LLP AS THE
                ---
             COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS TO AUDIT THE
                 COMPANY'S FINANCIAL STATEMENTS FOR THE FISCAL
                         YEAR ENDED DECEMBER 31, 2000.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth certain information regarding beneficial ownership as of the Record Date (unless otherwise indicated) by (i) each director and nominee for director, (ii) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock of the Company, (iii) the Named Executive Officers (as defined herein), and (iv) all directors and officers as a group. Except as otherwise indicated, the beneficial owners listed below have sole voting and investment power with respect to all shares owned by them, except to the extent such power is shared by a spouse under applicable law.

Name and Address of Beneficial Owner    Shares Beneficially Owned (1)      Percent of Class (%)
------------------------------------    -----------------------------      --------------------
Richard J. Freer, Ph.D. (2)                       104,050                           5.8
Robert B. Harris, Ph.D. (3)                        87,858                           4.9
Thomas R. Reynolds (4)                             51,603                           2.9
George F. Allen (5)                                 5,000                             *
Raymond Harold Cypess (6)                           5,000                             *
James T. Martin (7)                               320,000                          18.5
Mills Value Adviser, Inc. (8)                     274,277                          15.8
All directors and executive officers as a
 group (5 persons) (9)                            253,511                          13.3

_____________________________
*    Less than 1%
(1) Includes shares of Common Stock subject to options and warrants that may be exercised within 60 days of March 15, 2000. Such shares are deemed to be outstanding for the purposes of computing the percentage ownership of the individual holding such shares, but are not deemed outstanding for purposes of computing the percentage of any other person shown in the table.
(2) Dr. Freer's address is 601 Biotech Drive, Richmond, Virginia 23235. The number of shares deemed to be beneficially held by Dr. Freer includes currently exercisable options to purchase an aggregate of 49,998 shares of Common Stock and warrants to purchase an aggregate of 28,947 shares of Common Stock.
(3) Dr. Harris' address is 601 Biotech Drive, Richmond, Virginia 23235. The number of shares deemed to be beneficially held by Dr. Harris includes currently exercisable options to purchase an aggregate of 29,735 shares of Common Stock and warrants to purchase an aggregate of 28,947 shares of Common Stock.
(4) Mr. Reynolds' address is 601 Biotech Drive, Richmond, Virginia 23235. The number of shares deemed to be beneficially held by Mr. Reynolds includes currently exercisable options to purchase an aggregate of 26,318 shares of Common Stock and warrants to purchase an aggregate of 13,158 shares of Common Stock.
(5) Mr. Allen's address is c/o McGuire, Woods, Battle & Boothe, L.L.P., One James Center, 901 East Cary Street, Richmond, Virginia 23219. The number of shares deemed to be held by Mr. Allen represents currently exercisable options to purchase an aggregate of 5,000 shares of Common Stock.
(6) Dr. Cypess address is 10801 University Boulevard, Manassass, Virginia 20110-2209. The number of shares beneficially held by Dr. Cypess represents currently exercisable options to purchase an aggregate of 5,000 shares of Common Stock.
(7)  Mr. Martin's address is Tupenny House, Tuckerstown, Bermuda.
(8) Represents shares held by investment advisory clients of Mills Value Adviser, Inc.("MAI"), a registered investment adviser ("MAI"). Mr. Charles
     A. Mills, III, a former director of the Company, serves as Chairman of MAI. MAI possesses shared dispositive power over, and can vote, such shares. MAI's address is 707 East Main Street, Richmond, Virginia 23219
(9)  Includes currently exercisable options and warrants to purchase an
     aggregate of 177,103 shares of Common Stock within 60 days of   March 15,
     1999.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's securities to file reports of ownership and changes in ownership with the SEC.

     Based solely on a review of copies of reports filed with the SEC and written representations from certain of the Company's directors and executive officers that no other reports were required, the Company notes that Dr. Cypess failed to timely file one report reflecting his initial statement of beneficial ownership. This deficiency was subsequently remedied.

                             EXECUTIVE COMPENSATION

Executive Officers of the Company

     The executive officers of the Company are as follows:

             Name                   Age                     Position
             ----                   ---                     --------
      Richard J. Freer, Ph.D.        57             Chairman of the Board and Director
      Robert B. Harris, Ph.D.        47                  President and Director
       Thomas R. Reynolds            37        Senior Vice President, Secretary and Director
       James H. Brennan              47                       Controller

     Set forth below is the biographical information for Mr. Brennan. See "Proposal 1: Election of Directors" for information regarding the backgrounds of Dr. Freer, Dr. Harris and Mr. Reynolds.

JAMES H. BRENNAN  - Controller
Age -- 47

     Mr. Brennan became the Company's Controller in December 1997. From 1996 to 1997, Mr. Brennan served as the Controller of Star Tobacco, a cigarette manufacturer. From 1995 to 1996, he served as Controller of Delta Airport Consultants, an engineering firm. From 1994 to 1995, Mr. Brennan was the Controller for Herald Pharmacal, a manufacturer of skin care products. Mr. Brennan received a bachelor's degree in Political Science form Mount St. Mary's College and a master's degree in Business Administration from Averett College.

     The following table sets forth summary information concerning compensation paid or accrued by the Company in 1999 on behalf of (i) the Company's Chairman of the Board and (ii) the two other executive officers of the Company whose total annual salary and bonus exceeded $100,000 in 1999 (collectively, the "Named Executive Officers").

                           Summary Compensation Table

                                                                                               Securities
                                                                                               ----------
Name and Principal                                                           Other Annual      Underlying        All Other
                                                                             ------------      ----------        ---------
     Position                      Year      Salary ($)     Bonus ($)      Compensation ($)    Option (#)     Compensation ($)
     --------                      ----      ----------     ---------      ----------------    ----------     ----------------
Richard J. Freer, Ph.D.,           1999        150,000           --                 --               --           7,500 (1)
   Chairman of the Board           1998        162,600           --                 --           78,157          44,073 (2)
                                   1997         97,411       43,421                 --               --          23,024 (3)

Robert B. Harris, Ph.D.,           1999        150,000           --                 --               --           7,500 (1)
   President                       1998        164,866           --                 --           78,157          44,073 (2)
                                   1997         91,908       43,421                 --               --          23,024 (3)

Thomas R. Reynolds,                1999        115,750           --                 --               --           5,000 (1)
   Senior Vice President and       1998        118,352           --                 --           35,529          22,632 (4)
Secretary                          1997         70,154       19,737                 --               --          10,963 (3)

______________
(1)  Represents Director's Fees and travel expenses paid by the Company.
(2) Represents the sum of Director's Fees and travel expenses paid by the Company and distributions to pay income taxes incurred by the recipient as a result of the Company's status, prior to June 1997, as a corporation taxed in accordance with Subchapter S of the Internal Revenue Code of 1986, as amended.
(3) Represents distributions to pay income taxes incurred by the recipient as a result of the Company's status, for the fiscal year ended December 31, 1996, as a corporation taxed in accordance with Subchapter S of the Internal Revenue Code of 1986, as amended.
(4) Represents the sum of Director's Fees paid by the Company and distributions to pay income taxes incurred by the recipient as a result of the Company's status, prior to June 1997, as a corporation taxed in accordance with Subchapter S of the Internal Revenue Code of 1986, as amended.

     The following table sets forth certain information, with respect to the Named Executive Officers, concerning the exercise of options in 1999 and with respect to unexercised options at December 31, 1999.

              Aggregated Option/SAR Exercises in Last Fiscal Year
                     And Fiscal Year-End Option/SAR Values

                                                                    Number of Unexercised Option   Value of Unexercised In-the-Money
                                                                       at Fiscal Year-End (#)      Options at Fiscal Year End ($)(1)
                           Shares Acquired on                          ----------------------      ---------------------------------
                           ------------------
        Name                  Exercise (#)      Value Realized ($)  Exercisable   Unexercisable    Exercisable         Unexercisable
        ----                  ------------      ------------------  -----------   -------------    -----------         -------------
Richard J. Freer, Ph.D.            0                  0                49,998         28,159          63,954                --
Robert B.  Harris, Ph.D.           0                  0                49,998         28,159          63,954                --
Thomas R. Reynolds                 0                  0                35,529              0          29,072                --

(1) Based upon the closing sale price of the Company's Common Stock of $9.1562 per share, as reported on the Nasdaq SmallCap Market on December 31, 1999, less the exercise price for the options.

          The Company did not grant any stock options or stock appreciation rights to any of the Named Executive Officers in 1999. The Company has no long-term incentive, defined benefit or actuarial plans, as those terms are defined in Securities and Exchange Commission regulations, covering employees of the Company.

Employment Contracts and Termination and Change-In-Control Arrangements

     On June 24, 1997, the Company entered into employment agreements with each of Dr. Freer, Dr. Harris and Mr. Reynolds. Each of these agreements has a term of five years and will be extended for successive one-year terms beginning on the first anniversary of its commencement, unless either the executive officer or the Company shall have given notice to the other of an election not to extend the term of the employment agreement. The employment agreements provide for base salaries of $165,000 for Dr. Freer and Dr. Harris and $120,000 for Mr. Reynolds, which are adjustable annually at the discretion of the Compensation Committee. In addition, the employment agreements provide the Company's executive officers with annual bonuses equal to, in the aggregate, 15% of the Company's pre-tax net income for the preceding fiscal year. Such bonuses will be paid within 30 days following the release of the Company's annual audited financial statements. Under each of the employment agreements, the Company may terminate the executive officers employment at any time for "Cause" as such term is defined in the employment agreement, without incurring any continuing obligations to the executive officer. If the Company terminates an executive officer's employment for any reason other than for "Cause" or if an executive officer terminates his or her employment for "Good Reason," as such term is defined in the employment agreement, the Company will remain obligated to continue to provide the compensation and benefits specified in the executive officer's employment agreement for the duration of what otherwise would have been the term of the employment agreement. In addition, each employment agreement contains non-competition provisions which prohibit each executive officer from competing with the Company or soliciting its employees under certain circumstances. A court may, however, determine that these non-competition provisions are unenforceable or only partially enforceable.

     The Company has entered into severance agreements with each of Dr. Freer, Dr. Harris and Mr. Reynolds. Each severance agreement (all of which are substantially similar) has an initial term of five years and will be extended for successive one-year periods beginning on the first anniversary of its commencement, unless either the executive officer or the Company shall have given notice to the other of an election not to extend the term of the severance agreement. If the employment of any of these executive officers is terminated (with certain exceptions) within 60 months following a "Change in Control," as such term is defined in the severance agreement, the executive officer will be entitled to receive a cash payment equal to two times the annual salary for the most recent twelve-month period and three times the bonus paid with respect to such period. To the extent the aggregate benefits available to an executive officer, whether under his respective severance agreement or otherwise, exceed the limit of three times the executive's average base compensation provided in
Section 280G of the Internal Revenue Code of 1986, as amended, resulting in the executive officer incurring an excise tax under Section 4999 of the Code or any other taxes or penalties (other than ordinary income or capital gains taxes), the severance agreements require the Company to pay the executive officer an additional amount to cover any such excise taxes or penalties incurred. The Company will not be entitled to a deduction for the amount in excess of this limit.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Board of Directors during most of 1999 consisted of Charles A. Mills and Peter C. Einselen. Mr. Mills resigned from the Company's Board of Directors in March 1999, and Mr. Einselen resigned in March 2000. Mr. Cypess and Mr. Allen were appointed by the Board of Directors to fill these vacancies. None of the members of the Compensation Committee has at any time been an officer or employee of the Company or any of its subsidiaries, nor have any of the members had any relationship with the Company requiring disclosure by the Company.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Two former directors of the Company, Charles A. Mills, III and Peter C. Einselen, are employees of Anderson & Strudwick, Incorporated ("A&S"). A&S served as underwriter for the Company's issuance of industrial development revenue bonds in an aggregate principal amount of $4,000,000. This transaction was completed in March 1998, and A&S' underwriting fee associated with the issuance of such bonds was approximately $160,000.

     The Company believes that the transaction noted above was made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions between the Company and its officers, directors and principal shareholders will be approved in accordance with the Virginia law by a majority of the Board of Directors, including a majority of the independent and disinterested directors of the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.


                             SHAREHOLDER PROPOSALS

     If a shareholder wishes to have a proposal considered for inclusion in the Company's proxy materials for the 2001 Annual Meeting of Shareholders, the proposal must comply with the Securities and Exchange Commission's proxy rules, be stated in writing and be submitted on or before November 27, 2000. Any proposals should be mailed to the Company at 601 Biotech Drive, Richmond, Virginia 23235, Attention: Thomas R. Reynolds, Secretary.

     In addition to any other applicable requirements, for business to be properly brought before the annual meeting by a shareholder, even if a proposal is not to be included in the Company's proxy statement, the Company's Bylaws provide that the shareholder must give timely notice in writing to the Secretary of the Company not later than 90 days prior to the annual meeting. As to each matter, the notice must contain (i) a brief description of the business to be brought before the annual meeting (including the specific proposal to be presented) and the reasons for addressing it at the annual meeting, (ii) the name of, record address of, and class and number of shares beneficially owned by the shareholder proposing such business and (iii) any material interest of the shareholder in such business. The 2000 annual meeting of shareholders of the Company will be held on May 3, 2001.

     The Company's Bylaws provide that a shareholder of the Company entitled to vote for the election of directors may nominate persons for election to the Board of Directors by mailing written notice to the Secretary of the Company not later than (i) with respect to an election to be held at an annual meeting of shareholders, 90 days prior to such meeting, and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is given to shareholders. Any such shareholder's notice shall include (a) the name and address of the shareholder and of each person to be nominated, (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate each person specified, (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person (naming such person) pursuant to which the nomination is to be made by the shareholder, (d) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, and
(e) the consent of each nominee to serve as a director of the Company if so elected.

                                 OTHER MATTERS

     The Board of Directors is not aware of any other matters to be brought before the Annual Meeting of Shareholders. If any other matters, however, are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

     UPON THE WRITTEN REQUEST OF ANY HOLDER OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE 2000 ANNUAL MEETING OF SHAREHOLDERS, THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1999, INCLUDING FINANCIAL STATEMENTS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS SHOULD BE DIRECTED TO THE COMPANY AT 601 BIOTECH DRIVE, RICHMOND, VIRGINIA 23235, ATTENTION: JAMES H. BRENNAN, CONTROLLER.


                       By Order of the Board of Directors,




                       THOMAS R. REYNOLDS
                       Secretary

                       COMMONWEALTH BIOTECHNOLOGIES, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 27, 2000

  The undersigned hereby appoints Richard J. Freer, Ph.D. and Robert B. Harris, Ph.D., or either of them, with power of substitution, as proxies to vote all stock of Commonwealth Biotechnologies, Inc. (the "Company") owned by the undersigned at the Annual Meeting of Shareholders to be held on April 27, 2000, at 11:00 a.m. at 601 Biotech Drive, Richmond, Virginia, and any adjournment thereof, on the following matters as indicated below and such other business as may properly come before the meeting.

1. [_] FOR the election as director of all nominees listed: Richard J. Freer, Ph.D., George F. Allen and Raymond Harold Cypess (except as marked to the contrary below).

     [_] WITHHOLD AUTHORITY to vote for all nominees listed: Richard J. Freer, Ph.D., George F. Allen and Raymond Harold Cypess (except as marked to the contrary below).

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR INDIVIDUAL NOMINEES, WRITE THE APPLICABLE NAME(S) IN THE SPACE PROVIDED BELOW:

______________________________________________________________________________

2. Proposal to ratify the appointment of McGladrey & Pullen, LLP as the independent public accountants of the Company for the fiscal year ended December 31, 2000.

     [_]  FOR                 [_]  AGAINST                       [_]  ABSTAIN

     IN THEIR DISCRETION, THE PROXIES NAMED ABOVE MAY VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY MUST BE DATED AND SIGNED. THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted (i) FOR the two nominees as Class III Directors of the Company and the one nominee as a Class I Director of the Company; and (ii) FOR the proposal to ratify the appointment of McGladrey & Pullen, LLP as the independent public accountants of the Company for the fiscal year ended December 31, 2000.

     Please sign exactly as your name appears on this Proxy Card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability entity, please sign in full name such entity by authorized person.


                                             Dated: ______________________, 2000


                                             ___________________________________
                                                  Signature of Shareholder

                                             ___________________________________
                                                  Signature if held jointly


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.